UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Network-1 Security Solutions, Inc.

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Network-1 Security Solutions, Inc.
445 Park Avenue, Suite 1020
New York, New York 10022

August 20, 2013

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Network-1 Security Solutions, Inc. (the “Company”) which will be held on October 9, 2013, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 805 Third Avenue, 10th Floor, New York, New York 10022.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Your vote is very important. Whether or not you plan to attend the meeting in person, we appreciate a prompt submission of your vote. We hope to see you at the meeting.

Cordially,

Corey M. Horowitz
Chairman and Chief Executive Officer

NETWORK-1 SECURITY SOLUTIONS, INC.
445 Park Avenue, Suite 1020
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9, 2013

To the Stockholders of Network-1 Security Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network-1 Security Solutions, Inc. (the "Company") will be held on Wednesday, October 9, 2013, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 10th Floor, 805 Third Avenue, New York, New York 10022.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to change our name to Network-1 Technologies, Inc.;

3.	To approve our 2013 Stock Incentive Plan;

4.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation ("Say on Pay Vote");

5.	To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation ("Say When on Pay Vote");

6.	To ratify the appointment of Radin, Glass & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

7.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on August 15, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your Board of Directors believes that the election of the nominees specified in the accompanying proxy statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote "FOR" such nominees. The Board of Directors recommends that you vote "FOR" approving an amendment to the Company's Certificate of Incorporation to change the Company’s name to Network-1 Technologies, Inc., “FOR” the approval of our 2013 Stock Incentive Plan and "FOR" the Say on Pay Vote and Say When on Pay Vote. Further, the Board of Directors recommends a vote "FOR" ratifying the appointment of Radin, Glass & Co., LLP as the Company's independent registered public accounting firm.

By Order of the Board of Directors,

August 20, 2013	David Kahn
Chief Financial Officer and Secretary

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF NETWORK-1 SECURITY SOLUTIONS, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF NETWORK-1 SECURITY SOLUTIONS, INC. STOCK TO GAIN ADMISSION TO THE MEETING.

NETWORK-1 SECURITY SOLUTIONS, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Network-1 Security Solutions, Inc., (the "Company", "Network-1", "we", "us", or "our") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 9, 2013, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about August 26, 2013.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

445 Park Avenue, Suite 1020
New York, New York 10022
Telephone No.:
(212) 829-5770

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

At the Annual Meeting, the stockholders of the Company will vote on proposals (1) to elect five individuals to serve as directors, (2) to approve an amendment to our Certificate of Incorporation to change the Company’s name to Network-1 Technologies, Inc., (3) to approve the adoption of our 2013 Stock Incentive Plan, (4) to approve by non-binding advisory vote the resolution on named executive compensation, (5) to approve by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions on approving future named executive compensation, (6) to ratify the appointment of Radin, Glass & Co., LLP as the Company's independent accountants for the fiscal year ending December 31, 2013, and (7) any other matters properly brought before the Annual Meeting or any adjournment or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 9, 2013: This Proxy Statement and the Company's Annual Report to Stockholders are available for review on the Internet at http://www.network-1.com./sec/proxy2013/

Your Vote is Important

Please vote as promptly as possible by signing, dating and returning the enclosed Proxy Card. You may also vote by attending the Annual Meeting and voting in person.

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company's common stock (the “Common Stock”) at the close of business on August 15, 2013, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 26,047,683 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

VOTING PROCEDURES

The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock that are present in person or represented by proxy at the Annual Meeting, provided a quorum is present. Therefore, the nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. The affirmative vote of a majority of the issued and outstanding shares of Common Stock will be required to approve the proposal to amend the Company's Certificate of Incorporation to change our name to Network-1 Technologies, Inc. All other matters at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock cast with respect thereto, provided a quorum is present. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting.

Votes will be counted and certified by one or more Inspectors of Election who are expected to be either an employee of American Stock Transfer & Trust Company, LLC, the transfer agent for the Common Stock, or a representative of the Company's legal counsel. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors. For purposes of determining approval of any other matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter, although it will have the same practical effect as a vote against the proposal to amend the Company's Certificate of Incorporation to change our name.

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. If a proxy is executed but no instructions as to how to vote are given, the persons named as proxies in the accompanying proxy card intend to vote to ratify the appointment of Radin, Glass & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 described below. The other matters to be voted upon at this meeting are considered "non-routine" and brokers may not vote such matters in their discretion in the absence of specific instructions from the stockholder.

PROPOSAL I
ELECTION OF DIRECTORS

The Company's bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director's earlier resignation or removal.  The Company’s Board of Directors has fixed the number of members of the Board of Directors at five members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below of whom all are presently members of the Company's Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company's Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.  Also included below the table is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past 5 years.  In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Network-1 and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Corey M. Horowitz	58	Chairman, Chief Executive Officer and Chairman of the Board of Directors	April 1994
David C. Kahn	61	Chief Financial Officer, Secretary and a Director	April 2012
Emanuel Pearlman	53	Director	January 2012
Niv Harizman	49	Director	December 2012
Allison Hoffman	42	Director	December 2012

Corey M. Horowitz became our Chairman and Chief Executive Officer in December 2003.  Mr. Horowitz has also served as Chairman of our Board of Directors since January 1996 and has been a member of our Board of Directors since April 1994.  Mr. Horowitz is also President and sole shareholder of CMH Capital Management Corp. (“CMH”), a New York investment advisory and private equity firm, which he founded in September 1991. During the period June 2001 through December 2003, CMH rendered financial advisory services to us.  From January 1986 to February 1991, Mr. Horowitz was a general partner in charge of mergers and acquisitions at Plaza Securities Co., a New York investment partnership.  We believe Mr. Horowitz’s qualifications to serve on our Board of Directors include his significant experience and expertise as an executive in the intellectual property field and his understanding of our intellectual property and the patent acquisition, licensing and enforcement business combined with his private equity and corporate transactional experience.

David C. Kahn, CPA, became our Chief Financial Officer in January 2004 and our Secretary in August 2012.  Mr. Kahn was elected to our Board in April 2012.  Since December 1989, Mr. Kahn has provided accounting and tax services on a consulting basis to private and public companies.  From August 2000 until August 2012, Mr. Kahn served as a full-time faculty member of Yeshiva University in New York.  We believe Mr. Kahn’s qualifications to serve on our Board include his background and expertise in accounting and tax matters.

Emanuel Pearlman became a director of our company in January 2012.  Mr. Pearlman currently serves as Chairman and CEO of Liberation Investment Group, LLC, a New York based investment management and financial consulting firm, a position he has held since January 2003.  From December 2009 to the present, Mr. Pearlman has served on the board of directors of Fontainebleau Miami JV, LLC as Chairman of the Audit and Compensation committee.  From September 2010 to the present he served as Chairman of the Board of Empire Resorts, Inc. (NASDAQ: NYNY).  From January 2012 to January 2013, he served on the board of directors of Dune Energy, Inc. (OTCBB: DUNR.OB) as Chairman of the Nominating and Governance Committee.  From October 2006 to March 2010, Mr. Pearlman served on the board of directors of Multimedia Games, Inc. (NASDAQ: MGAM).  Mr. Pearlman was previously a director of our company from December 1999 to December 2002.  We believe Mr. Pearlman’s qualifications to serve on our Board include his significant investment and financial experience and expertise combined with his Board experience.

Niv Harizman became a director of our company in December 2012.  Mr. Harizman is a Managing Member of Tyto Capital Partners LLC, a private investment firm specializing in debt and equity investments in middle market companies and special situations, a position he has held since August 2010.  Since March 2010, Mr. Harizman has also been the Managing Member of NHK Partners LLC, an entity that makes private investments and provides consulting services.  From May 2005 to March 2010, Mr. Harizman was a Founding Partner and Head of Corporate Finance at Plainfield Asset Management LLC, at the time a privately held registered investment adviser focused on alternative investments.  From May 2000 until May 2005, Mr. Harizman was a member of the Mergers & Acquisitions Group of Credit Suisse First Boston LLC where he was a Managing Director from 2001-2005 and a Director from 2000 to 2001. From 1995 until 2000, Mr. Harizman was employed by Bankers Trust and its successors including BT Alex. Brown Incorporated and Deutsche Bank in various investment banking positions in the Mergers & Acquisitions Group and Leveraged Finance Group.  We believe Mr. Harizman’s qualifications to serve on our Board include his significant investment and financial transactional experience and expertise.

Allison Hoffman became a director of our company in December 2012.  Since December 2012, Ms. Hoffman has been in-house counsel at Martha Stewart Living Omnimedia, Inc. (NYSE:MSO), a media and merchandising company providing consumers with high quality life style content and products.  From June 1999 to September 2012, Ms. Hoffman was employed by ALM Media LLC, a leading provider of specialized news and information for the legal and commercial real estate sectors, as Senior Vice President, Chief Legal Officer and Secretary (January 2007 – September 2012), Vice President, General Counsel and Secretary (August 2001 to December 2006) and Assistant General Counsel (June 1999 – July 2001).  From 1995 to 1999, Ms. Hoffman was an associate in the corporate finance department of Skadden, Arps, Slate, Meagher and Flom LLP.  We believe that Ms. Hoffman’s qualifications to serve on our Board include her extensive legal background and transactional experience.

CORPORATE GOVERNANCE

Director Independence

While we are not listed on the NYSE MKT LLC or Nasdaq, our Board of Directors has adopted the independence rules of the NYSE MKT LLC in making its determination of director independence. Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors based upon the standard of independence adopted by the Board of Directors as promulgated under Rule 803A of the NYSE MKT LLC Company Guide.  Laurent Ohana, who was considered an independent director, resigned as director of the Company on August 9, 2013.

Leadership Structure

Corey M. Horowitz, our Chairman and Chief Executive Officer, serves as Chairman of the Board of Directors.  The Company does not have a lead independent director.  The majority of the members of our Board of Directors are independent and all members of Board committees (including Chairpersons) are independent.  The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

BOARD OF DIRECTOR MEETINGS AND BOARD COMMITTEES

During the year ended December 31, 2012, the Board held 12 meetings.  During 2012, each of the Company's directors attended at least seventy-five percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all Board committees on which they served.

The Company's current policy strongly encourages that all of its Directors attend all Board and Committee meetings and the Company's Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance. There was no Annual Meeting of Stockholders last year.

BOARD COMMITTEES

The Board of Directors currently has four committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee (which were established in January 2013) and a Strategic Development Committee (established in June 2013).  Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has a charter. These charters are available on the Company’s website at: http://www.network-1.com/sec.htm. Each member of each committee is, and Robert Pons while serving as a director during 2012 and member of our Compensation Committee (until September 2012) was, an “independent” director under the standards of the NYSE MKT LLC.

Audit Committee

During 2012 we did not have a separate Audit Committee. Our Board of Directors functioned as an audit committee in accordance with Section 3(a)58(B) of the Securities Exchange Act of 1934 as amended. In January 2013 the Board of Directors established a separate standing audit committee in accordance with Section 3(a)59(A) of the Securities Exchange Act of 1934, as amended, consisting of Emanuel Pearlman (Chairman) and Laurent Ohana. Mr. Ohana resigned from the Board and Audit Committee on August 9, 2013. On August 7, 2013, Allison Hoffman became a member of the Audit Committee. Emanuel Pearlman qualifies as an audit committee financial expert under applicable SEC rules. Mr. Pearlman, Mr. Ohana and Ms. Hoffman also qualify as “independent” as independence for audit committee members is defined in the NYSE MKT LLC Company Guide.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) selecting and evaluating the qualifications and independence of the Company’s independent registered public accounting firm, (iv) evaluating the performance of the Company’s internal audit function and independent registered public accounting firm, and (v) the Company’s internal controls and procedures.

Compensation Committee

During 2012, Robert Pons served as the sole member of our Compensation Committee until his resignation from the committee in September 2012. Thereafter, for the balance of 2012 our Board of Directors functioned as our Compensation Committee. In January 2013, the Board re-established the Compensation Committee consisting of Allison Hoffman (Chairperson) and Niv Harizman. The Compensation Committee is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Company’s executive officers and directors. The Committee has overall responsibility for evaluating and approving the officer and director compensation plans, policies and programs of the Company.

Nominating and Corporate Governance Committee

In 2012, we did not have a separate Nominating and Corporate Governance Committee. Our Board of Directors functioned as our Nominating and Corporate Governance Committee. In January 2013, our Board established a Nominating and Corporate Governance Committee consisting of Niv Harizman (Chairman) and Emanuel Pearlman. The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors. The Committee will also recommend to the Board nominees for directors and recommend directors for committee membership to the Board.

Strategic Development Committee

In June 2013, the Company established a Strategic Development Committee to assist our Chairman and Chief Executive Officer in strategic development and planning of the Company’s business relating to identifying potential strategic partners and the development of new IP acquisition opportunities.  The Committee will also assist in capital markets related activities.  Niv Harizman is the sole member of the Strategic Development Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent (10%) of the registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on review of the copies of such forms furnished to us or amendments thereto, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with during 2012.

CODE OF ETHICS

Network-1 has developed and adopted a Code of Ethics to cover its executive officers and employees. Copies of the Code of Ethics can be obtained, without charge, upon written request, addressed to:

Network-1 Security Solutions, Inc.
445 Park Avenue, Suite 1020
New York, New York 10022
Attention: Corporate Secretary

COMMUNICATIONS WITH THE BOARD

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Network-1 Security Solutions, Inc. c/o Corporate Secretary, 445 Park Avenue, Suite 1020, New York, NY 10022. Stockholders should identify their communication as being from a Network-1 stockholder. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Network-1 stockholder before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Network-1 Security Solutions, Inc., 445 Park Avenue, Suite 1020, New York, NY 10022.

The Nominating and Corporate Governance Committee will consider nominees recommended by Network-1 stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate's qualifications, and complies with the procedures set forth below under "Deadline and Procedures for Submitting Board Nominations". In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NYSE MKT LLC Rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. A nomination which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. When reviewing candidates to our Board, the Nominating and Corporate Governance Committee consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Network-1. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Network-1. Such persons should not have commitments that would conflict with the time commitments of a Director of Network-1. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee and the Board consider the entirety of each candidate's credentials in the context of the foregoing standards.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A stockholder wishing to nominate a candidate for election to our Board of Directors at a meeting of our stockholders must give written notice, containing the required information specified above, that must be delivered personally to or mailed to and received by our Corporate Secretary at our principal executive offices (currently located at 445 Park Avenue, Suite 1020, New York, NY 10022), not less than 50 days nor more than 75 days prior to the meeting; provided, however, that, in the event that we give less than 65 days' notice of prior public disclosure of the date of the meeting to our stockholders, notice by the stockholder to be timely must be received by our Corporate Secretary not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) such public disclosure was made. Any such notice must set forth: (i) the name and record address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) the class or series and number of shares of our stock which are held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and of the date of such notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) under which the nomination or nominations are to be made by such stockholder; (v) the name, age, business address and residence address of the nominee and such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed by us pursuant to the proxy rules of the SEC, had each nominee been nominated, or intended to be nominated by our Board of Directors; and (vi) the written consent of each nominee to serve as our director, if so elected.

COMPENSATION OF DIRECTORS

We compensate each non-management director of our company by granting to each such outside director 5-year stock options to purchase 50,000 shares of our common stock upon joining our Board and options to purchase 25,000 shares of our common stock on an annual basis. All such options are issued at an exercise price equal to the closing price of our common stock on the date of grant. In addition, we pay our non-management directors cash director fees of $40,000 per annum ($10,000 per quarter). Non-management directors also receive additional cash compensation on an annual basis for serving on Board committees: Audit Committee – Chairperson ($7,500) and member ($5,000) and the Chairperson and member of each of the Compensation Committee and Nominating and Corporate Governance Committee receive annual fees of $3,750 and $2,500, respectively. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee were established in January 2013.

In April 2012, Robert Pons was appointed as the sole member of a special committee of the Board of Directors to assist the Chairman and Chief Executive Officer and Mr. Pons was issued a 5-year option to purchase 125,000 shares of our common stock at an exercise price of $1.40 per share for such committee service, which option shares vested in full in December 2012 upon his resignation from the Board.

In June 2013, Niv Harizman was appointed as the sole member of our Strategic Development Committee to assist the Chairman and Chief Executive Officer with respect to certain designated matters.  In consideration for serving on the Strategic Development Committee, Mr. Harizman was issued a 5-year option to purchase 300,000 shares of our common stock, which option vested 100,000 shares on the date of grant and will vest 100,000 shares on the first and second anniversary from the grant date.

The Board of Directors or the Compensation Committee may review and determine the form and amount of directors compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our Named Executive Officers) during the year ended December 31, 2012. No director who is also a Named Executive Officer received any compensation for services as a director in 2012.

Name	Option Award(2)(3) ($)	Fees Earned or Paid in Cash ($)(1)	Total ($)
Emanuel Pearlman	$38,000	$40,000	$ 78,000
Laurent Ohana	$13,000	$40,000	$ 53,000
Robert Pons	$84,000	$40,000	$124,000
Niv Harizman	$22,000	$ 1,538	$ 23,538
Allison Hoffman	$22,000	$ 1,538	$ 23,538
_______________________________

(1)	Represents director’s fees payable in cash to each non-management director of $10,000 per quarter (or $40,000 per annum) for 2012.

(2)
The amounts included in the “Option Awards” column represent the grant date fair value of stock option awards to directors, computed in accordance with FASB ASC Topic 718. For the discussion of valuation assumptions see Note D[1] to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)
The aggregate grant date fair values for 2012 calculated in accordance with FASB ASC Topic 718 reflect the following: (i) 5-year options to purchase 50,000 shares granted to Emanuel Pearlman on January 27, 2012, (ii) 5-year options to purchase 10,000 shares and 15,000 shares of our common stock granted to each of Emanuel Pearlman, Laurent Ohana and Robert Pons on January 31, 2012 and February 24, 2012 at exercise prices of $1.21 and $1.35 per share, respectively, which options vest over a one year period in equal quarterly amounts, (iii) a 5-year option to purchase 125,000 shares of our common stock granted to Robert Pons on April 11, 2012, at an exercise price of $1.40 per share, which option shares vested in full upon Mr. Pons’ resignation from the Board in December 2012, and (iv) a 5-year option to purchase 50,000 shares of our common stock granted to each of Niv Harizman and Allison Hoffman on December 19, 2012, at an exercise price of $1.14 per share, which options vest over a one year period in equal quarterly amounts. The aggregate number of option awards outstanding at December 31, 2012 for each director was as follows: Mr. Pearlman – options to purchase 75,000 shares; Mr. Ohana – options to purchase 25,000 shares; Mr. Pons – options to purchase 225,000 shares; Mr. Harizman – options to purchase 50,000 shares and Ms. Hoffman options to purchase 50,000 shares.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Corey M. Horowitz, our Chairman and Chief Executive Officer, and David Kahn, our Chief Financial Officer and Secretary.  In addition, we have one key employee, Jonathan Greene.

Jonathan Greene served as a consultant to the Company from December 2004 until March 2013, providing technical and marketing analysis for our intellectual property portfolio.  Mr. Greene became an employee of the Company in March 2013.  Mr. Greene also serves as a member of our Technical Advisory Board.  From April 2006 to February 2009, Mr. Greene served as a marketing consultant for Avatier Corporation, a developer of identity management software.  From August 2003 until December 2004, he served as a consultant to Neartek, Inc., a storage management software company (August 2003 until October 2003) and Kavado Inc., a security software company (November 2003 until December 2004).  From January 2003 until July 2003, Mr. Greene served as Director of Product Management for FalconStor Software, Inc. (NASDAQ:FALC), a storage management software company.  From December 2001 through December 2002, Mr. Greene served as our Senior Vice President of Marketing and Business Development, at a time when we were engaged in the development, marketing and licensing of security software.  From December 1999 until September 2001, he served as Senior Vice President of Marketing for Panacya Inc., a vendor of service management software.  Mr. Greene has also held positions at System Management ARTS (SMARTS), Computer Associates, Cheyenne Software and Data General.

EXECUTIVE COMPENSATION

Named Executive Officers

For the year ended December 31, 2012, we have determined that (i) our Chief Executive Officer, and (ii) our most highly compensated executive officer other than the Chief Executive Officer who served in such capacity during 2012 and at the end of 2012 whose total compensation exceeded $100,000, are our Named Executive Officers, as follows:

Corey M. Horowitz, Chairman and Chief Executive Officer; and

David Kahn, Chief Financial Officer.

Compensation Overview

Network-1 Security Solutions, Inc. is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies.  This executive compensation summary is not intended to meet the “Compensation Disclosure and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors which is composed only of independent directors. The Compensation Committee is responsible for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis.  The Compensation Committee administers compensation plans for our Named Executive Officers and is responsible for recommending grants of equity awards under our stock incentive plans to the Board of Directors for approval. Our Chairman and Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, bonus compensation and equity awards for the other Named Executive Officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Named Executive Officers. The Compensation Committee has a formal written charter which is available on our website.

The Compensation Committee has the authority to engage independent compensation consultants.  In October 2012, prior to the establishment of the Compensation Committee (January 2013), our independent directors engaged Dignall Associates, Inc., an independent compensation and human resources consulting firm, to provide recommendations and review the proposed terms and provisions of the Company’s employment agreement with its Chairman and Chief Executive Officer which was entered into in November 2012.  Dignall Associates, Inc. provided advice and reviewed the proposed compensation package in the employment agreement for our Chairman and Chief Executive Officer including, among other things, the base salary and term of the agreement, annual cash bonus, royalty incentive compensation and the long term equity award.  The independent directors considered the recommendations and findings of the independent compensation consultant prior to approving the employment agreement with our Chairman and Chief Executive Officer.

Summary Compensation Table

The following table summarizes compensation, for the years ended December 31, 2012 and December 31, 2011, awarded to, earned by or paid to our Chief Executive Officer (“CEO”) and to each of our executive officers who received total compensation in excess of $100,000 for the year ended December 31, 2012 for services rendered in all capacities to us (collectively, the “Named Executive Officers”).

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards($)(3)	All Other Compensation($)(1)		Total($)
Corey M. Horowitz	2012	$414,000		$585,000	(2)	$328,000	—		$1,327,000
Chairman and Chief	2011	$409,000		$520,000	(2)	$176,000	$250,000	(4)	$1,355,000
Executive Officer

David C. Kahn	2012	$126,000	(5)	$30,000		$43,000	$5,000	(6)	$204,000
Chief Financial Officer	2011	$108,000	(5)	$30,000		$32,000	$5,000	(6)	$175,000
_________________________

(1)	We have concluded that the aggregate amount of perquisites and other personal benefits paid in 2012 and 2011 to either Mr. Horowitz or Mr. Kahn did not exceed $10,000.

(2)
Mr. Horowitz received the following cash incentive bonus payments for 2012: (i) an annual discretionary bonus of $150,000 for 2012 and (ii) royalty incentive compensation of $435,000 pursuant to his employment agreement (See “Employment Agreements-Termination of Employment and Change In-Control Arrangements” below).  Mr. Horowitz received the following bonus compensation for 2011: (i) an annual bonus of $150,000 and (ii) royalty bonus compensation of $370,000 pursuant to his employment agreement.

(3)
The amounts in the “Option Awards” column represent the aggregate grant date fair value of the stock option awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718.  See Note D[1] to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of the assumptions made by the Company in determining the grant date fair value.

(4)
Includes $250,000 paid to Mr. Horowitz in consideration of his agreement to reduce his bonus compensation payable to him pursuant to his employment agreement with respect to proceeds from patents other than our Remote Power Patent from 12.5% to 10% (See "Executive Compensation – Employment Agreement, Termination of Employment and Change-In-Control Arrangements as set forth on page 15 hereof).

(5)	Consists of consulting fees paid to Mr. Kahn for his services as Chief Financial Officer.

(6)	$5,000 representing Mr. Kahn’s portion of a fee for tax services paid to an entity which is owned 50% by Mr. Kahn.

Narrative Disclosure to Summary Compensation Table

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On November 1, 2012, we entered into a new employment agreement (the “Agreement”) with Corey M. Horowitz pursuant to which he continues to serve as our Chairman and Chief Executive Officer for a one year term (which shall automatically be extended for two successive one year periods unless terminated by the Company) at an annual base salary of $415,000.  The Agreement established an annual target bonus of $150,000 for Mr. Horowitz based on performance criteria to be established on an annual basis by the Compensation Committee.  For the year ended December 31, 2012, Mr. Horowitz received the target bonus of $150,000.  In connection with the Agreement, Mr. Horowitz was issued a ten year option to purchase 500,000 shares of our common stock at an exercise price of $1.19 per share (the closing price on the date of grant), which vests in equal quarterly amounts of 41,667 shares beginning November 30, 2012 through August 31, 2015, subject to acceleration upon a change of control.  Mr. Horowitz shall forfeit the balance of unvested shares if his employment has been terminated “For Cause” (as defined) by the Company or without "Good Reason" (as defined) by him.

Under the terms of the Agreement, Mr. Horowitz also receives incentive compensation in an amount equal to 5% of our gross royalties or other payments or proceeds (without deduction of legal fees or any other expenses) with respect to our Remote Power Patent (U.S. Patent No. 6,218,930), and a 10% net interest (gross royalties and other payments or proceeds after deduction of all legal fees and litigation expenses related to licensing of and enforcement activities, but in no event shall Mr. Horowitz receive less than 6.25% of the gross recovery) of our royalties and other payments with respect to our other patents besides the Remote Power Patent (the “Additional Patents”) actually received from licensing our patented technologies including patents owned as of the date of the Agreement and acquired or licensed on an exclusive basis during the period in which Mr. Horowitz continues to serve as an executive officer of our company (the “Incentive Compensation”).  For the year ended December 31, 2012, Mr. Horowitz earned Incentive Compensation of $435,000.  The Incentive Compensation shall continue to be paid to Mr. Horowitz for the life of each of the Company’s patents with respect to licenses entered into with third parties during Mr. Horowitz’s term of employment or at anytime thereafter, whether Mr. Horowitz is employed by the Company or not; provided, that, Mr. Horowitz’s employment has not been terminated by us “For Cause” (as defined) or terminated by Mr. Horowitz without “Good Reason” (as defined).  In the event that Mr. Horowitz’s employment is terminated by us “Other Than For Cause” (as defined) or by Mr. Horowitz for “Good Reason” (as defined), Mr. Horowitz shall also be entitled to (i) a lump sum severance payment of 12 months base salary, (ii) a pro-rated portion of the $150,000 target bonus provided bonus criteria have been satisfied on a pro-rated basis through the calendar quarter in which the termination occurs and (iii) accelerated vesting of all unvested options and warrants.

In the event we enter into a definitive agreement with respect to an acquisition transaction (either a merger or sale of substantially all of our assets) (an “Acquisition Transaction”), at our option exercisable at any time prior to five days before the closing of the Acquisition Transaction, upon notice to Mr. Horowitz we may elect to extinguish the right of Mr. Horowitz to receive Incentive Compensation (effective upon consummation of the Acquisition Transaction) by a lump sum payment to him at the closing of the Acquisition Transaction of an amount equal to the fair market value of such future compensation to be mutually agreed upon by us and Mr. Horowitz or, if no such mutual agreement is reached within 15 days after execution of a definitive agreement with respect to an Acquisition Transaction, an amount equal to the fair market value of such Incentive Compensation as determined by a qualified independent third party expert chosen by us which valuation shall be binding upon parties and the cost of which will be paid by us.

In connection with the Agreement, Mr. Horowitz has also agreed not to compete with the Company as follows: (i) during the term of the agreement and for a period of 12 months thereafter if his employment is terminated “Other Than For Cause” (as defined) provided he is paid his 12 month base salary severance amount and (ii) for a period of two years from the termination date, if terminated “For Cause” by the Company or “Without Good Reason” by Mr. Horowitz.

On April 12, 2012, we entered into a letter agreement with David Kahn which amended his agreement, dated February 3, 2011, pursuant to which he continues to serve as Chief Financial Officer of the Company. The amendment provided as follows: (i) the term of Mr. Kahn's service as Chief Financial Officer shall be extended until December 31, 2013; (ii) Mr. Kahn's monthly compensation shall be increased to $11,000 per month; and (iii) Mr. Kahn was granted a 5-year option to purchase 75,000 shares of our common stock at an exercise price of $1.40 per share (the closing price on the date of grant), which option vests over a one year period in equal quarterly amounts of 18,750 shares.

Profit Sharing 401(k) Plan

We offer all employees who have completed a year of service (as defined) participation in a 401(k) retirement savings plan.  401(k) plans provide a tax-advantaged method of saving for retirement.  We expensed matching contributions of $33,000 and $32,500 under the 401(k) plan for the years ended December 31, 2012 and December 31, 2011, respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information relating to unexercised and outstanding options for each Named Executive Officer as of December 31, 2012:

	Number of Securities Underlying Unexercised Options
Name	Exercisable		Unexercisable		Option Exercise Price ($)	Option Expiration Date
Corey M. Horowitz	41,667	(1)	458,333	(1)	$1.19	11/1/22
Chairman and CEO	750,000		—		$0.83	6/08/19
	400,000		—		$0.68	11/26/14
	1,100,000		—		$0.25	11/26/14
	750,000		—		$0.68	4/18/13
	250,000		—		$0.68	10/08/13
	10,000		—		$0.68	6/22/14
	7,500		—		$0.68	10/25/14
	5,000		—		$0.68	9/19/13
	375,000		—		$0.68	2/28/13
David Kahn	56,250	(2)	18,750	(2)	$1.40	4/12/17
Chief Financial Officer	100,000		—		$1.59	2/03/16
	75,000		—		$0.68	8/04/13
	100,000	(3)	—		$0.54	12/18/13
______________________

(1)	41,667 shares vest on a quarterly basis beginning November 30, 2012 through August 31, 2015.

(2)	18,750 shares vest on January 12, 2013 and 18,750 shares on April 12, 2013.

(3)	Includes options to purchase an aggregate of 51,000 shares of our common stock transferred to Mr. Kahn’s children by gift.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 1, 2013 for (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED(2)
Corey M. Horowitz(3)	7,987,819	27.8%
CMH Capital Management Corp(4)	2,171,372	8.3%
Steven D. Heinemann (5)	2,578,835	9.9%
Barry Rubenstein(6)	2,041,396	7.8%
Woodland Services Corp.(7)	1,376,209	5.3%
Looking Glass LLC(8)	1,750,000	6.7%
Jonathan Auerbach(9)	1,503,813	5.8%
Hound Partners Offshore Fund, L.P.(10)	1,366,230	5.2%
Emigrant Capital Corporation (11)	1,312,500	5.0%
David C. Kahn(12)	348,118	1.3%
Emanuel Pearlman(13)	87,500	*
Niv Harizman(14)	155,043	*
Allison Hoffman(15)	50,000	*
All officers and directors as a group (5 Persons)	8,628,480	29.4%
_____________________________________

    *         Less than 1%.
(1)
Unless otherwise indicated, we believe that all persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  Unless otherwise indicated the address for each listed beneficial owner is c/o Network-1 Security Solutions, Inc., 445 Park Avenue, Suite 1020, New York, New York 10022.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from August 1, 2013 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from August 1, 2013 have been exercised and converted.  Assumes a base of 26,047,683 shares of our common stock outstanding.

(3)
Includes (i) 2,735,017 shares of common stock held by Mr. Horowitz, (ii) 2,439,168 shares of common stock subject to currently exercisable stock options held by Mr. Horowitz, (iii) 2,171,372 shares of common stock held by CMH Capital Management Corp., an entity solely owned by Mr. Horowitz, (iv) 250,000 shares of common stock subject to currently exercisable warrants held by Mr. Horowitz, (v) 67,471 shares of common stock owned by Donna Slavitt, the wife of Mr. Horowitz, (vi) an aggregate of 322,500 shares of common stock held by two trusts and a custodian account for the benefit of Mr. Horowitz’s three children and (vii) 2,291 shares of common stock held by Horowitz Partners, a general partnership of which Mr. Horowitz is a partner.  Does not include 333,332 shares of common stock subject to options which are not currently exercisable within 60 days of the date hereof.

(4)
Includes 2,171,372 shares of common stock.  Corey M. Horowitz, by virtue of being the sole officer, director and shareholder of CMH Capital Management Corp., has the sole power to vote and dispose of the shares of common stock owned by CMH Capital Management Corp.

(5)
Includes 2,578,835 shares of common stock owned by Mr. Heinemann.  The aforementioned beneficial ownership is based upon a Form 4 filed by Mr. Heinemann with the Securities and Exchange Commission on June 13, 2011.  The address for Mr. Heinemann is 106 Goose Hill Road, Cold Spring Harbor, New York 11724.

(6)
Includes (i) 150,012 shares of common stock held by Mr. Rubenstein, (ii) 10,000 shares of common stock subject to currently exercisable stock options held by Mr. Rubenstein, and (iii) 792,726, 583,483, 309,316, 194,810 and 1,049 shares of common stock held by Woodland Venture Fund, Seneca Ventures, Woodland Partners, Brookwood Partners, L.P. and Marilyn Rubenstein, respectively.  The aforementioned beneficial ownership by Mr. Rubenstein is based upon Amendment No. 7 to Schedule 13D jointly filed by Mr. Rubenstein and related parties with the Securities and Exchange Commission on November 14, 2007 and a Form 4 filed by Mr. Rubenstein with the Securities and Exchange Commission on October 26, 2007.  Barry Rubenstein and Woodland Services Corp. are the general partners of Woodland Venture Fund and Seneca Ventures. Barry Rubenstein is the general partner of Brookwood Partners, L.P..  Barry Rubenstein is the President and sole director of Woodland Services Corp. Marilyn Rubenstein is the wife of Barry Rubenstein.  Barry Rubenstein, by virtue of being a General Partner of Woodland Venture Fund, Seneca Ventures and Brookwood Partners, L.P. and the President and sole director of Woodland Services Corp., may be deemed to have the sole power to vote and dispose of the securities held by Woodland Venture Fund, Seneca Ventures, Woodland Partners and Brookwood Partners, L.P.  The address of Barry Rubenstein is 68 Wheatley Road, Brookville, New York 11545.

(7)
Includes (i) 792,726 shares of common stock owned by Woodland Venture Fund and (ii) 583,483 shares of common stock owned by Seneca Ventures.  Woodland Services Corp. and Barry Rubenstein are the general partners of Woodland Venture Fund and Seneca Ventures.  The aforementioned beneficial ownership of Woodland Services Corp. is based upon Amendment No. 7 to Schedule 13D jointly filed by Woodland Services Corp. and related parties with the Securities and Exchange Commission on November 14, 2007.  Barry Rubenstein, by virtue of being President and the sole director of Woodland Services Corp., may be deemed to have the sole power to vote and dispose of the shares owned by Woodland Services Corp.  The address of Woodland Services Corp. is 68 Wheatley Road, Brookville, New York 11545.

(8)
Includes 1,750,000 shares of common stock subject to currently exercisable warrants held by Looking Glass LLC (formerly Mirror Worlds, LLC).  Plainfield Special Situations Master Fund Limited, is the sole member of Looking Glass LLC and therefore may be deemed to have beneficial ownership of, and the power to vote and dispose of, the shares of common stock beneficially owned by Looking Glass LLC.  Max Holmes, by virtue of his position as the manager of Plainfield Special Situations Master Fund Limited, may also be deemed to beneficially own, and have the power to vote and dispose of such shares of common stock.  The aforementioned information is based upon Amendment No. 1 to Schedule 13D jointly filed by Looking Glass LLC, Plainfield Special Situations Master Fund Limited and Max Holmes with the Securities and Exchange Commission on July 31, 2013.  The address of Looking Glass LLC is 60 Arch Street, 2nd Floor, Greenwich, Connecticut 06830.

(9)
Includes (i) 137,583 shares of common stock owned by Blackwell Partners LLC, and (ii) 1,366,230 shares of common stock held by Hound Partners Offshore Fund, LP.  Jonathan Auerbach is the managing member of Hound Performance, LLC and Hound Partners, LLC.  Hound Performance, LLC is the general partner of Hound Partners Offshore Fund, L.P.  Hound Partners, LLC is the investment manager of Hound Partners Offshore Fund, L.P. and Blackwell Partners LLC.  The securities may be deemed to be beneficially owned by Hound Performance, LLC, Hound Partners LLC and Jonathan Auerbach.  The aforementioned beneficial ownership is based upon Amendment No. 4 to Schedule 13G jointly filed by Hound Partners, LLC, Hound Performance, LLC, Jonathan Auerbach, Hound Partners, L.P. and Hound Partners Offshore Fund, LP, with the Securities and Exchange Commission on February 13, 2013.  Jonathan Auerbach, by virtue of being the managing member of Hound Performance, LLC and Hound Partners, LLC, has the power to vote and dispose of the securities held by Hound Partners, LP, Hound Partners Offshore Fund, L.P. and Blackwell Partners, LLP.

(10)
Includes 1,366,230 shares of common stock owned by Hound Partners Offshore Fund, LP.  Jonathan Auerbach, by virtue of being the managing member of Hound Performance, LLC and Hound Partners, LLC, has the power to vote and dispose of securities held by Hound Partners Offshore Fund, L.P.

(11)
Includes 1,312,500 shares of common stock owned by Emigrant Capital Corporation.  Emigrant Capital Corporation (“Emigrant Capital”) is a wholly owned subsidiary of Emigrant Savings Bank (“ESB”), which is a wholly-owned subsidiary of Emigrant Bancorp, Inc. (“EBI”) which is a wholly-owned subsidiary of New York Private Bank & Trust Corporation (“NYPBTC”).  The Paul Milstein Revocable 1998 Trust (the “Trust”) owns 100% of the voting stock of NYPBTC.  ESB, EBI, NYPBTC and the Trust each may be deemed to be the beneficial owner of the shares of common stock held by Emigrant Capital.  The aforementioned is based upon a Schedule 13G/A filed jointly by Emigrant Capital, ESB, EBI, NYPBTC, the Trust and others with the Securities and Exchange Commission on January 12, 2005.  Howard Milstein, by virtue of being an officer of New York Private Bank and Trust Corporation and trustee of the Paul Milstein Revocable 1998 Trust, both indirect owners of Emigrant Capital Corporation, may be deemed to have sole power to vote and dispose of the securities owned by Emigrant Capital Corporation.  The address of Emigrant Capital Corporation is 6 East 43rd Street, 8th Floor, New York, New York 10017.

(12)
Includes (i) 299,000 shares of common stock subject to currently exercisable stock options owned by Mr. Kahn, (ii) 15,118 shares of common stock and 17,000 shares of common stock subject to currently exercised options owned by Stephanie Kahn, a daughter of David Kahn, and (iii) 17,000 shares of common stock subject to currently exercisable stock options owned by Rebecca Kahn, also a daughter of David Kahn.

(13)	Includes 87,500 shares of common stock subject to currently exercisable stock options issued to Mr. Pearlman. Does not include options to purchase 12,500 shares that are not currently exercisable.

(14)
Includes 5,043 shares of common stock and 150,000 shares of common stock subject to currently exercisable options issued to Mr. Harizman.  Does not include options to purchase 225,000 shares of common stock which are not currently exercisable.

(15)	Includes 50,000 shares of common stock subject to currently exercisable options issued to Ms. Hoffman. Does not include options to purchase 25,000 shares which are not currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 17, 2011, we repurchased 114,815 shares of our common stock from Laurent Ohana, a member of our Board of Directors at the time, at an aggregate purchase price of $155,000 or $1.35 per share (the fair market value at the date of purchase).

On March 16, 2011 we amended our employment agreement, dated June 8, 2009, with Corey M. Horowitz, our Chairman and Chief Executive Officer, pursuant to which, in consideration of a payment of $250,000, Mr. Horowitz agreed to reduce certain incentive compensation payable to him from the proceeds of patents other than our Remote Power Patent from 12.5% to 10%.  (See “Executive Compensation – Employment Agreements, Termination of Employment and Change-In-Control Arrangements” on page 15 hereof).

Review, Approval or Ratification of Transactions with Related Persons

During 2012 our Board of Directors was responsible for reviewing and approving related-persons transactions.  Upon establishment of an Audit Committee in January 2013, the Audit Committee assumed responsibility for reviewing and approving related-persons transactions in accordance with its charter.  A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including immediate family members, and any entity owned or controlled by such persons.  In addition, pursuant to our Code of Ethics, all of our officers and employees are to avoid conflicts of interest and to refrain from taking part or exercising influence in any transaction in which such party’s personal interest may conflict with the best interest of the Company.  Except for provisions of the Audit Committee Charter, there are no written procedures governing review of related-persons transactions.

AUDIT COMMITTEE REPORT

The Audit Committee met with management and representatives of Radin, Glass & Co., LLP (“Radin Glass”), an independent registered public accounting firm, to review preparations for the audit and the procedures and timing of the audit of our financial statements. Following completion of the audit of the financial statements, the Audit Committee met with representatives of Radin Glass and management to review the audit findings. The Audit Committee also discussed with representatives of Radin Glass the matters required to be discussed by Statement on Auditing Standards 61, as amended, "Communication with Audit Committees", as adopted by the Public Accounting Oversight Board.

The Audit Committee received the written disclosures and the confirming letter from Radin Glass required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with Radin Glass its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

The Audit Committee – Emanuel Pearlman (Chairman) and Laurent Ohana

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Radin, Glass & Co., LLP, our Company’s independent registered public accounting firm, billed us aggregate fees of approximately $67,000 and $71,000 for the years ended December 31, 2012 and December 31, 2011, respectively, for review of financial statements included in our Form 10-Q's and for other services in connection with statutory or regulatory filings for the year ended December 31, 2012, and for the audit of our annual financial statements for the years ended December 31, 2012 and December 31, 2011.

Audit Related Fees, Tax Fees and All Other Fees

Radin Glass did not render any other professional service (other than those discussed above for the years ended December 31, 2012 or December 31, 2011) except for income tax consulting for which Radin Glass billed us approximately $5,500 for the year ended December 31, 2012 and $28,000 for the year ended December 31, 2011 and the audit of royalty revenue from a licensee for which we were billed $64,690 in 2011.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee charter adopted in January 2013, provides that our audit committee must comply with SEC rules to maintain auditor independence as set forth in Rule 2-01(c)(7)(i) of Regulation S-X.  All the foregoing services above were approved in advance by our Board of Directors.

PROPOSAL II

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO NETWORK-1 TECHNOLOGIES, INC.

The Board has adopted a resolution approving, and recommends to the stockholders for their approval, a proposed amendment to the Company's Certificate of Incorporation, as amended (the "Amendment") to change our name to Network-1 Technologies, Inc.

The Board believes that the proposed new name better reflects the nature of our business as a company engaged in acquisition, development, licensing and protection of our intellectual property which currently consists of nineteen (19) patents relating to various telecommunications, data networking, document stream operating systems IP, and Internet related technologies.  For these reasons the Board is proposing to change our existing name to one more consistent with our business activities.

If the proposed change of name is approved at the Annual Meeting, the Amendment would become effective when the filing of the Certificate of Amendment to the Certificate of Incorporation is accepted and recorded by the office of the Secretary of state of the State of Delaware.  The form of Certificate of Amendment to our Certificate of Incorporation is attached hereto as Appendix A.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of holders of a majority of the outstanding Common Stock is required on this proposal to approve the amendment to the Company's Certificate of Incorporation to effect the name change. Abstentions and "broker non-votes" have the same effect as negative votes on such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE NAME CHANGE.

PROPOSAL III

APPROVAL OF THE COMPANY’S 2013 STOCK INCENTIVE PLAN

Subject to stockholder approval at the Annual Meeting, the Board adopted the Network-1 Security Solutions, Inc. 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan” or “2013 Plan”) on August 7, 2013.  The principal features of the 2013 Plan are described below.  This description is subject to and qualified in its entirety by the full text of the 2013 Plan document, attached hereto as Appendix B. The reason for seeking stockholder approval of Proposal III is to satisfy certain requirements of the Code related to Incentive Stock Options, as defined below, and performance-based compensation under Code Section 162(m), including approval of performance measures and maximum individual limits.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, employees, directors and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide incentives to officers, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock, stock appreciation rights or other stock-based awards, in order to provide the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. The Board has found that the grant of options under its previous stock option plan has proven to be a valuable tool in attracting, retaining, and motivating key employees and consultants. Accordingly, the Board believes that the 2013 Stock Incentive Plan will (a) provide the Company with significant means to attract and retain talented personnel, (b) result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, prove beneficial to the Company’s ability to be competitive. There are no options or stock awards available for future grant under the Company’s previous stock option plan.

To date, no options or other awards have been granted under the 2013 Stock Incentive Plan. If the 2013 Stock Incentive Plan is approved by the stockholders, options or other stock based awards may be granted under the 2013 Stock Incentive Plan, the timing, amounts and specific terms of which have not been determined at this time.

Awards.

The 2013 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock (d) stock appreciation rights, and (e) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Compensation Committee. Subject to anti-dilution adjustments as provided in the 2013 Plan, the 2013 Plan provides for a total of 2,600,000 shares of Common Stock to be available for distribution pursuant to the 2013 Plan.  If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price, or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Stock Incentive Plan.

Subject to the provisions of the 2013 Plan, the maximum number of shares of Stock with respect to which Options and Stock Appreciation Rights in the aggregate may be granted to any participant under the 2013 Plan during any calendar year or part thereof shall not exceed 1,000,000 shares, and such maximum that may be granted or measured with respect to Deferred Stock, Restricted Stock or Other Stock-Based Awards shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2013 Plan shall be 1,000,000 shares.

Administration

The 2013 Plan may be administered by the Board of Directors (the “Board”) or the Compensation Committee (the “Committee”) consisting of two or more members of the Board of Directors appointed by the Board. Each member of the Committee shall, to the extent practicable, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and, if practicable, shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m), except to the extent that the Board determines that such compliance is not necessary, desirable, or practicable. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award, and the share price. The Board or the Committee will also determine, among other things, the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred as well as decisions with respect to outstanding Awards under the Plan that may become necessary upon a “Change of Control”.  The Board or Committee may exercise its discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan. The Board or Committee may delegate some of the functions referred to above to the Company’s Chief Executive Officer. The 2013 Plan will become effective upon its approval and adoption at the Annual Meeting (the “Effective Date”) and no Award shall be granted pursuant to the 2013 Plan on or after the tenth anniversary of the Effective Date.

Eligibility and Participation.

Officers and other employees of the Company or any parent or subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any parent or subsidiary and who are responsible for, or contribute to, the management, growth, and/or profitability of the business of the Company or any parent or subsidiary are eligible to be granted Options or other Awards under the 2013 Plan. In addition, Non-Qualified Stock Options and other Awards (but not Incentive Stock Options) may be granted under the 2013 Plan to any directors, independent agents, consultants, and advisors who the Board or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company. Eligibility under the 2013 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2013 Plan. Participants may receive one or more Awards under the 2013 Plan.

Forms of Awards

Stock Options. The 2013 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. The Board or the Committee, as the case may be, shall determine those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2013 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2013 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. However, in no event may an Option be exercisable at any time after its term.  Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may not be less than such fair market value of the shares on the date of grant. The Company shall have no liability to any participant as any other person if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option.

Under the 2013 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2013 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2013 Plan until the full option price has been paid by the optionee.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2013 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2013 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2013 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock Awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions, and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. The Board or the Committee may defer or condition grant, vesting, receipt, or payment of a Deferred Stock Award based on such factors or criteria as the Board or Committee may determine.

Performance-Based Awards and Performance Goals. Certain Awards made under the 2013 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”). Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the three other most highly compensated executive officers other than the Chief Financial Officer exceeds $1 million in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Committee is administrating the 2013 Plan and the Committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder). In addition, the Company must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

By approving the 2013 Stock Incentive Plan, stockholders are also approving the material terms of the performance measures set forth in the Stock Incentive Plan that form the basis upon which the Committee may issue Performance-Based Awards.

Under the 2013 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net revenue; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense; budget; earnings per share; net income; patent acquisition activities (including completed patent acquisitions and agreements with third parties with respect to licensing and enforcement of patents, results of patent infringement litigation, and growth of licensees for the Company’s patents);return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenue; sales; general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

The Board or Committee, as the case may be, may provide in its discretion that an Award granted to any Participant is subject to the provisions regarding Performance-Based Awards, to the extent the Committee deems appropriate, whether or not Section 162(m) of the Code is or would be applicable with respect to such Participant.

Stock Appreciation Rights

Under the 2013 Plan, the Board or Committee may grant Stock Appreciation Rights (“SAR”) either alone or in addition to or in tandem with other Awards. A SAR is the right of the Participant to receive from the Company an amount, which shall be determined by the Board or Committee and shall be expressed as a percentage (not exceeding 100%) of the spread at the time of the exercise of such right.  Any amount payable upon the exercise of a SAR will be paid by the Company in shares of stock.  Any grant may specify that the number of shares of stock payable upon the exercise of a SAR will not exceed a maximum number of shares of stock specified by the Board or Committee on the grant date.  Any grant may specify (i) a waiting period or periods before the SAR may become exercisable and (ii) permissible dates or periods on or during which the SAR shall be exercisable, and may specify that the SAR may be exercised only in the event of a Change in Control of our Company or similar event.  No SAR may be exercised more than ten years from the grant date.  The Board or Committee, as the case may be, may provide that a SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in a payment to the SAR holder.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control. Upon a “Change of Control” (as defined in the 2013 Plan) unless a majority of the Board or Committee, as the case may be, determines otherwise prior to such Change of Control, generally, all outstanding Stock Options shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award, Stock Appreciation Right Award and Other Stock-Based Award granted under the 2013 Plan shall lapse. Such restrictions and deferral limitations shall not lapse unless the “Change of Control” qualifies as a “change in control event” under Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder with respect to any Award subject to Section 409A. In addition, in the case of any Option or SAR with an exercise price or base price, as applicable, that equals or exceeds the price paid for a share of stock in connection with the Change in Control, the Board or the Committee, as the case may be, may cancel the Option or SAR without the payment of consideration therefor.

Termination of Employment. The extent to which a participant shall have the right to retain and exercise an Award following termination of the participant’s employment or other service with the Company shall be as set forth in the Award agreement.  Such provision shall be determined in the sole discretion of the Board or Committee as the case may be, shall be included in the Award agreement, need not be uniform among the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Term and Amendment. If the stockholders approve the 2013 Plan at this Annual Meeting, the 2013 Plan will become effective as of October 9, 2013 and no Award will be granted more than ten years after October 9, 2013. The Board may at any time, and from time to time, amend any of the provisions of the 2013 Plan, and may at any time suspend or terminate the 2013 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2013 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation or if the amendment increases the total number of shares of Stock under the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other Award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2013 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant’s consent, except for such amendments which are made to cause the 2013 Plan to qualify for the exemption provided by Rule 16b-3.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2013 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2013 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered.  The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

The surrender of shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the exercise price of Non-Qualified Stock Option generally will not be treated as a disposition of the Incentive Stock Option stock, but the shares received in exchange for the surrendered shares will continue to be Incentive Stock Option shares.  A subsequent sale of those shares may result in compensation income if the Incentive Stock Option holding period has not been satisfied.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the Award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the Award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the Award. However, if shares subject to the Award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an Award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance-Based Awards. The tax consequences of a Performance-Based Award depend upon the nature of the underlying Award and if and when the performance goals are achieved.

Stock Appreciation Rights.  Generally, no income will be realized by a participant upon the grant of a SAR, and the Company will not be entitled to a deduction at such time.  Upon the exercise of a SAR, the excess, if any, of the fair market value of the stock on the date of exercise over the fair market value of the stock on the date of grant, or such other base price, is ordinary income to the holder as of the date of exercise.  The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

Deferred Stock and Other Stock Based Awards.  The tax consequences associated with any Deferred Stock and any other stock-based Award or other benefits will vary depending on the specific terms of the Award, including whether the Award has a readily ascertainable fair market value, whether the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, the applicable holding period (if any), and the participant’s tax basis.

Company Deduction. Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its Chief Executive Officer and the three other highest paid executive officers other than the Chief Financial Officer, excluding (among other things) certain performance-based compensation.

Code Section 280G.  Awards that are granted, accelerated, or enhanced with respect to a Change in Control may give rise, in whole or in part, to excess parachute payments within the meaning of Code Section 280G if the aggregate value of such excess parachute payments exceed a certain amount determined by reference to historical W-2 compensation.  The existence of excess parachute payments upon a Change in Control could give rise to a 20% excise tax on the recipient on amounts paid as a result of such Change in Control and a loss of a deduction to the Company with respect to such amounts.

Code Section 409A.  Code Section 409A regulates the time and form of payment of nonqualified deferred compensation.  Failure to satisfy Code Section 409A could result in immediate income inclusion of deferred amounts, a 20% additional tax for such amounts, and interest penalties.  Options and SARs may be exempt from Code Section 409A if they meet certain requirements.

State and Local Taxes.  State and local tax consequences may in some cases differ from the federal tax consequences.

APPROVAL AND REQUIRED RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2013 STOCK INCENTIVE PLAN.

PROPOSAL IV

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION
APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its stockholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement.

In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Network-1 Security Solutions, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement, including as discussed in the section entitled "Executive Compensation", the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2013 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL V

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF
FUTURE NON-BINDING ADVISORY VOTES ON THE RESOLUTION
APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal IV above, the Company is asking its stockholders to vote on a non-binding advisory resolution on named executive officer compensation, and the Company will provide this type of advisory vote at least once every three years. Pursuant to Section 14A of the Exchange Act, in this Proposal V the Company is asking its stockholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board of Directors believes that an annual advisory vote on executive compensation is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every year. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that named executive officer compensation disclosures are made annually and holding an annual non-binding advisory vote on named executive officer compensation will provide us with more direct and immediate feedback on our compensation disclosures.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board of Director's recommendation. The vote is non-binding on the Board of Directors. Nevertheless, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the Board of Director's recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to named executive officer compensation.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR "1 YEAR" AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL VI

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Radin, Glass & Co., LLP (“Radin Glass”) has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2012. The Audit Committee of the Board of Directors has re-appointed Radin Glass as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2013, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company's independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Radin Glass for ratification by stockholders as a matter of good corporate practice. The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Radin Glass as auditors, at any time during the 2013 fiscal year, if it deems such change to be in the best interest of the Company. If the stockholders do not ratify the selection of Radin Glass, the Audit Committee will review the Company’s relationship with Radin Glass and take such action as it deems appropriate, which may include continuing to retain Radin Glass as the Company's independent registered public accounting firm. A representative of Radin Glass is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF RADIN, GLASS & CO., LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2014 must submit a notice containing the proposal in proper form consistent with our approved procedures, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act, not later than April 28, 2014 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.  Under our approved procedures, to be in proper form, each such notice must set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing to bring such item of business before the meeting; (iii) the class or series and number of shares of our stock which are held of record or owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date then shall have been made publicly available) and as of the date of such notice; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting, and (vi) all other information which would be required to be included in a proxy statement filed with the SEC if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Section 14 of the Exchange Act.

If a stockholder submits a proposal after the April 28, 2014 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2013 to be held in 2014, the proposal, which must be presented in a manner consistent with our approved procedures and applicable law, must be submitted to our Corporate Secretary in proper form at the address set forth above so that it is received by our Corporate Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 15, 2013. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE. A WRITTEN REQUEST FOR THE FORM 10-K SHOULD BE MADE TO:

Network-1 Security Solutions, Inc.
445 Park Avenue, Suite 1020
New York, New York 10022
Attention: Secretary

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,
Corey M. Horowitz,
Chairman and Chief Executive Officer

August 20, 2013

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NETWORK-1 SECURITY SOLUTIONS, INC.

Adopted in accordance with the provisions of Section 242
of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of Network-1 Security Solutions, Inc.. (the "Corporation"), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.           The name of the Corporation is Network-1 Security Solutions, Inc.

2.           The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amending Article First thereof so that, as amended, said Article shall read in its entirety as follows:

ARTICLE FIRST

The name of the Corporation is Network-1 Technologies, Inc.

3.           That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

NETWORK-1 SECURITY SOLUTIONS, INC.

By: /s/ Corey M. Horowitz
    Chairman and Chief Executive     Officer
Dated: October [    ], 2013

A - 1

APPENDIX B

NETWORK-1 SECURITY SOLUTIONS, INC.
2013 STOCK INCENTIVE PLAN

Section 1.            Purposes; Definitions.

The purpose of the Network-1 Security Solutions, Inc., 2013 Stock Incentive Plan is to enable Network-1 Security Solutions, Inc. (including its Subsidiaries) to offer to its employees, consultants and non-employee directors who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees, consultants and non-employee directors, and to increase the mutuality of interests between those persons and the stockholders of Network-1 Security Solutions, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	"Board" means the Board of Directors of Network-1 Security Solutions, Inc.

(b)	"Base Price" means the price used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

(c)	"Change of Control" shall have the meaning ascribed thereto in Section 11 below.

(d)	"Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(e)	"Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate.

(f)	"Company" means Network-1 Security Solutions, Inc., a corporation organized under the laws of the State of Delaware.

(g)	"Covered Employee" shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a "covered employee" within the meaning of Section 162(m) of the Code.

(h)	“Deferral Period” means such period during which Deferred Stock may be deferred as further described in Section 7 below.

(i)	"Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified Deferral Period.

(j)	"Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(k)
"Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange, the closing sale price of the Stock on such day as reported by such exchange; (ii) if the Stock is not listed or admitted for trading on a national securities exchange, the last daily closing price per share as reported on the Over-the-Counter Bulletin Board (“OTCBB”) or a similar service if OTCBB is not reporting such information; provided that if clause (i) or (ii) of this paragraph is inapplicable, the Fair Market Value of the Stock shall be determined in good faith by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(l)	"Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

(m)	"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n)	"Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(o)	"Participant" shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock, Stock Appreciation Rights or an Other-Stock Based-Award under the Plan.

(p)	"Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(q)
“Performance-Based Awards” means awards granted under the Plan in a manner intended to qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) or otherwise granted as described in Section 10.

(r)	"Plan" means this Network-1 Security Solutions, Inc. 2013 Stock Incentive Plan, as hereinafter amended from time to time.

(s)	"Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6 below.

(t)	“Restriction Period” shall have the meaning ascribed thereto in Section 6 below.

(u)
“Retained Distributions” means such distributions, other than such cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, made or declared with respect to Restricted Stock, as further described in Section 6.

(v)	"Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(w)	"Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

(x)	"Spread" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

(y)	"Stock" means the Common Stock of the Company, $.01 par value per share.

(z)	"Stock Appreciation Right" means a right granted under Section 8.

(aa)	"Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(bb)
"Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(t) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

(cc)	“10% Stockholder” shall have the meaning ascribed thereto in Section 5(b) below.

Section 2.           Administration.

(a) The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and to the extent practicable, shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To the extent practicable, the members of the Committee shall each be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

(b) The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, (iv) Stock Appreciation Rights and/or (v) Other Stock-Based Awards.

(c) For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)
to select the officers, other employees of the Company or any Parent or Subsidiary and directors, consultants and advisors to whom Stock Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)
to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

(v)
to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

(vi)
to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise or purchase prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms;

(vii)	to determine the duration and purpose of leaves and absences which may be granted to a Participant without constituting a termination of employment for purposes of the Plan;

(viii)	to make decisions with respect to outstanding awards under the Plan that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(ix)
to interpret, administer, or reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or award granted under, the Plan; and

(x)	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

(d) Subject to Section 12 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) otherwise supervise the administration of the Plan.

(e) Subject to the provisions of the Plan and notwithstanding anything to the contrary above, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the "CEO") the authority, subject to such terms as the Board or the Committee, as the case may be, shall determine, to determine and designate from time to time the employees or other persons to whom awards under the Plan may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any award to, or perform any function related to an award to, himself or herself, as the case may be, or any individual (i) who is an executive officer of the Company or (ii) then subject to Section 16 of the Exchange Act or (iii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iv) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

(f) Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant awards pursuant to the Plan and may set forth the types of awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan Participant and to all Participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the awards granted pursuant to the delegated authority and, with respect to each award: the name of the Participant, the date of grant of the award, the number of shares of Stock subject to the award, the exercise period and exercise price, if any, and vesting provisions of such award. All awards granted pursuant to delegated authority are subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

(g) The Board or the Committee, as the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or Committee, as the case may be.

(h) Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3.          Stock Subject to Plan.

(a) Subject to adjustment in accordance with Section 3(c) below, the total number of shares of Stock reserved and available for distribution under the Plan shall be 2,600,000 shares.  Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award, Stock Appreciation Rights or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award, shall again be available for distribution under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock (i) with respect to which Options and Stock Appreciation Rights in the aggregate may be granted to any Participant under the Plan during any calendar year shall not exceed 1,000,000 shares of Stock; and (ii) with respect to which Deferred Stock, Restricted Stock, or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year shall not exceed 1,000,000 shares of Stock.  The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 1,000,000 shares of Stock.

Section 4.          Eligibility.

(a)           Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards (but not Incentive Stock Options) may be granted under the Plan to any directors, independent agents, consultants and advisors who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

(b)           The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5.           Stock Options.

(a)           Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422. The Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

(b)           Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)           Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

(ii)           Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)           Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.  In no event shall any Option be exercisable at any time after its term.  When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

(iv)           Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(viii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted by the Board or Committee, as the case may be, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Further, the Board or the Committee, as the case may be, in its discretion, may approve other methods or forms of payment of the exercise price, and establish rules and procedures therefor. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(viii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 14(a) below.

(v)           Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(viii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)           Termination. The extent to which the Participant shall have the right to retain and exercise a Stock Option following termination of the Participant’s employment or other service with the Company shall be as set forth in a Stock Option agreement referred to in Section 5(b)(viii).  Such provisions shall be determined in the sole discretion of the Board or Committee, as the case may be, shall be included in the Stock Option agreement, need not be uniform among awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

(vii)           Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(viii)           Stock Option Agreement.  Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6.         Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)           Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)           Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A)

the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) the Company will retain custody of all Retained Distributions (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)           Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)           Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of an agreement executed by the Company and the Participant.

Section 7.          Deferred Stock.

(a)           Grant. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the Deferral Period during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b)           Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)           Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(v) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period, share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)           As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)           Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(v) below and this Section 7 and Section 14(g) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)           The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)           Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8.       Stock Appreciation Rights.

(a) Grant and Exercise.  The Committee may also authorize grants to Participants of Stock Appreciation Rights either alone or in addition to or in tandem with other awards granted under the Plan. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which, shall be determined by the Board or Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right.  A Stock Appreciation Right award may not be sold, assigned, transferred or pledged other than by will or by the laws of descent and distribution, except as may be otherwise provided in the Stock Appreciation Right agreement referred to in Section 8(b)(v) below.

(b) Terms and Conditions.  Any grant of a Stock Appreciation Right shall be upon such terms and conditions as the Board or Committee may determine in accordance with the following provisions:

(i) Payment in Shares. Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in shares of Stock (any such shares valued at such Fair Market Value).  Any grant may specify that the number of shares of Stock payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum number of shares of Stock specified by the Board or Committee on the grant date.

(ii) Exercise Period. Any grant may specify (a) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (b) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the grant date. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

(iii) Base Price. Each grant shall specify in respect of each Stock Appreciation Right a Base Price per share of Stock, which shall be equal to or greater than the Fair Market Value of such share on the grant date.

(iv) Deemed Exercise. The Board or the Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment of shares of Stock to the holder of such Stock Appreciation Right.

(v) Each Stock Appreciation Right shall be confirmed by and shall be subject to the terms of an agreement executed by the Company and the Participant.

Section 9.       Other Stock-Based Awards.

(a)           Grant. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock, Deferred Stock or Stock Appreciation Rights. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)           Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)           Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)           The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)           Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 9(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)           The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.

(v)           Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 10.     Performance-Based Awards

(a)           In General. Awards granted under the Plan may be granted in a manner such that they qualify as  Performance-Based Awards. Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

(b)           Application.  Notwithstanding any other provision of the Plan, if the Committee determines at the time any award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such award under the Plan.  The Committee may provide, in its discretion that an award under the Plan granted to any other Participant is subject to this Section 10, to the extent the Committee deems appropriate, whether or not Section 162(m) of the Code is or would be applicable with respect to such Participant.

(c)           Performance-Based Awards. Awards granted under the Plan may qualify as Performance-Based Awards if, as determined by the Board or Committee, as the case may be, in its discretion, such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 10(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(i)           the Board or Committee, as the case may be, shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(ii)           no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Board or Committee, as the case may be, certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(iii)           after the establishment of a performance goal, the Board or Committee, as the case may be, shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d)           Performance Measures. The Board or Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: net revenue; pretax income before allocation of corporate overhead and bonuses; pre-tax income before FAS 123R expense, budget; earnings per share; net income; patent acquisition activities (including completed patent acquisitions and agreements with third parties with respect to licensing and enforcement of patents, results of patent infringement litigation; and growth of licensees for the Company’s patents); return on stockholders' equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenue; general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Board or Committee may specify, which may include or exclude any or all of the following items as the Board or Committee, as the case may be, may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Board or Committee, as the case may be, may specify.

Section 11.     Change of Control Provisions.

(a)           A "Change of Control" shall be deemed to have occurred upon the following:

(i)           any individual, corporation or other entity or group (as defined in Section l3(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections l3(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)           the consummation of (A) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity; or

(iii)           a change in the composition of the Board since (the date this Plan was approved by the Board on August 7, 2013), such that the individuals who, as of such date, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date of the Plan (the date the Plan is approved by the Company’s stockholders) whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the incumbent Board.

Notwithstanding anything herein to the contrary, an event described above shall be considered a Change of Control hereunder only if it also constitutes a “change in control event” under Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder with respect to any award subject to Section 409A of the Code.

(b)           Unless otherwise provided in an award agreement, in the event of a "Change of Control" as defined in Section 11(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 11 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

(i)           all outstanding Stock Options shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)           all restrictions contained in Restricted Stock awards, Deferred Stock awards, Stock Appreciation Rights and Other Stock-Based Awards granted under the Plan shall lapse and, to the extent determined by the Board or the Committee, as the case may be, to be permitted under Section 409A of the Code, the shares of stock subject to such awards shall be distributed to the Participant.

In addition, in the case of any Option or Stock Appreciation Right with an exercise price or Base Price, as applicable, that equals or exceeds the price paid for a share of Stock in connection with the Change of Control, the Board or the Committee, as the case may be, may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

Section 12.     Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation or if the amendment increases the total number of shares of Stock under the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 herein, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee's or Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 13.    Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 14.     General Provisions.

(a)   The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)           Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)           Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(d)           The Company shall withhold from any payment of cash or Stock to a Participant or other person an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state, and local income tax with respect to income arising from the award.  The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the award.  In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Board or the Committee, as the case may be, may, in the applicable agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person’s full FICA and federal, state and local income tax with respect to income arising from payment, exercise or vesting of the award, through a reduction of the number of shares of Stock delivered to such person or a delivery or tender to the Company of shares of Stock held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.  Notwithstanding the foregoing, no shares of Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

(e)           The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(f)           Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(g)           Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement, Stock Appreciation Rights agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(h)           The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(i)           If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(j)           The grant of awards pursuant to the Plan shall not in any way affect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(k)           Notwithstanding anything in this Plan to the contrary, amounts that would otherwise become payable pursuant to the Plan on account of the Participant’s separation from service, shall instead become payable on the first business day following the sixth month anniversary of such Participant’s separation from service, to the extent necessary to avoid the adverse tax consequences under Code Section 409A.

(l)           The Board or the Committee, as the case may be, may require or permit Participants to elect to defer the issuance of shares of Stock or other settlement of awards under the Plan under such rules and procedures as it may establish under this Plan.

Section 15.    Effective Date of Plan.

The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 16.    Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

ANNUAL MEETING OF STOCKHOLDERS OF

NETWORK-1 SECURITY SOLUTIONS, INC.

October 9, 2013

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.network-1.com/sec/proxy2013/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

-------------- Please detach along perforated line and mail in the envelope provided. ----------------

■ 20533304030000001000 3	100913

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN,
THIS PROXY WILL BE VOTED "FOR" THOSE NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 6 AND FOR "1 YEAR" ON PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:   SEE INSTRUCTIONS BELOW TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S).

NOMINEES:
☐	FOR ALL NOMINEES	m	Corey M. Horowitz
		m	David C. Kahn
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Emanuel Pearlman Niv Harizman
		m	Allison Hoffman
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

			FOR	AGAINST	ABSTAIN
2.	To approve an amendment to the Company's Certificate of		☐	☐	☐
Incorporation to change the Company's name.

3.	To approve the Company's 2013 Stock Incentive Plan.		☐	☐	☐

4.	To approve, by non-binding advisory vote, the resolution		☐	☐	☐
approving named executive officer compensation.

		1 year	2 years	3 years	ABSTAIN
5.	To approve, by non-binding advisory vote, the frequency of	☐	☐	☐	☐
future advisory votes on the resolution approving named
executive officer compensation.
			FOR	AGAINST	ABSTAIN
6.	To ratify the appointment of Radin, Glass & Co., LLP as the		☐	☐	☐
Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

7.	To transact such other business as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2012 Annual Report to Shareholders.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.   ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

☐                   ■

NETWORK-1 SECURITY SOLUTIONS, INC.
445 Park Avenue, Suite 1020
New York, NY 10022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Corey M. Horowitz and David C. Kahn, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Network-1 Security Solutions, Inc., to be held on Wednesday, October 9, 2013 at 10:00 a.m., and at any adjournments or postponements thereof, as follows:

(Continued and to be marked, dated and signed on the reverse side.)

14475  ■